UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Revised Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERVOICE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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INTERVOICE, INC.
SUPPLEMENT TO THE
PROXY STATEMENT DATED JUNE 26, 2007 FOR THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 2007
To the Shareholders of
INTERVOICE, INC.
     The information contained in this Supplement (the “Supplement”) amends, supplements and, to the extent inconsistent, supersedes the corresponding information in the Proxy Statement dated June 26, 2007 (the “Proxy Statement”) previously sent to shareholders of Intervoice, Inc., a Texas corporation (the “Company” or “Intervoice”), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Company’s 2007 Annual Meeting of Shareholders (the “2007 Annual Meeting”) to be held on Monday, July 23, 2007, at the Intercontinental Hotel, 15201 Dallas Parkway, Dallas, Texas 75248, at 3:00 p.m., local time, and any adjournment or postponement thereof. This Supplement should be read in conjunction with the Proxy Statement. Capitalized terms used but not defined in this Supplement shall have the meanings ascribed to them in the Proxy Statement. The date of this Supplement is July 2, 2007 and the approximate date on which this Supplement and the accompanying form of proxy card will first be sent to Company shareholders is July 2, 2007.
Change in Candidates Nominated by the Company Board for Election at the 2007 Annual Meeting.
     On July 1, 2007, Daniel D. Hammond resigned from the Company’s Board of Directors (the “Company Board”), and withdrew his name as a nominee for election to the Company Board at the 2007 Annual Meeting for personal reasons unrelated to the Company. In connection with Mr. Hammond’s resignation from the Company Board, the Board Representation and Governance Agreement, dated as of June 22, 2007, between the Company and David W. Brandenburg was amended on July 1, 2007. The amendment provides that, for purposes of the Board Representation and Governance Agreement, all references to Mr. Hammond shall now mean references to Michael J. Willner. Following the execution of the amendment, Mr. Willner was appointed to the Company Board and was nominated to stand for election at the 2007 Annual Meeting. In connection with his appointment to the Company Board, Mr. Willner was also named Vice Chairman of the Board and was named (i) a member of the Compensation Committee, and (ii) a member and Chairman of the Finance and Strategic Planning Committee. The Board of Directors has determined that Mr. Willner is an “independent director” under Rule 4200(a)(15) of the NASD’s Listing Standards.
     Michael J. Willner, age 49, founder and President of Willner Properties Services, Inc., a privately held real estate investment company, has been actively involved in developing, managing and leasing real estate for over 20 years. Earlier in his career, Mr.

Willner practiced real estate law in New York City with the law firm of Milbank, Tweed, Hadley & McCloy LLP. In addition to being an attorney, Mr. Willner has practiced as a certified public accountant and, prior to his legal career, was employed as an accountant in the tax department of the accounting firm of Arthur Andersen & Company. Mr. Willner is a graduate of Emory University’s School of Law, where he was a member of the law review. He serves on the Board of Directors of Meridian Bank, a privately-held, state-chartered commercial bank headquartered in Berwyn, Pennsylvania. Mr. Willner joined the Company Board in July 2007 and has served as Vice Chairman of the Company Board since that time. Mr. Willner owns directly 1,137,022 shares of the Company’s common stock (the “Common Stock”), representing approximately 2.9% of the issued and outstanding shares (based on 38,863,648 shares of Common Stock issued and outstanding as of May 30, 2007). These shares of Common Stock were acquired with personal funds through various accounts, one of which is a margin account in which various securities are bought and sold. Certain of the shares of Common Stock held by Mr. Willner are held in a margin account. The amounts in this account vary from time to time and may from time to time have a debit balance. Since other securities are held in such margin account, it is not possible to determine the amounts, if any, of margin used with respect to the purchase of such shares. Mr. Willner has sole power to vote and dispose of the Common Stock beneficially owned by him. As a result of the substitution of Mr. Willner for Mr. Hammond as a nominee for the Company Board, the security ownership of all directors, nominees for director and executive officers as a group (14 persons) was 5,248,548 shares, or 12.73% of the outstanding Common Stock, as of May 30, 2007. Mr. Willner’s business address is 150 Allendale Road, King of Prussia, Pennsylvania 19406.
     Proposal No. 1 as set forth in the Proxy Statement, dated June 26, 2007, with respect to the 2007 Annual Meeting, is hereby amended to provide that the Board of Directors has nominated the following seven (7) individuals to serve on the Board of Directors for a one-year term until the 2008 annual meeting of the Company’s shareholders: David W. Brandenburg, Timothy W. Harris, Gerald F. Montry, George C. Platt, Donald B. Reed, Robert E. Ritchey and Michael J. Willner.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF EACH OF THE SEVEN NOMINEES ON THE ENCLOSED PROXY CARD.
Voting; Revocability of Proxies
     With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld from a nominee will have the same effect as a vote cast against such nominee. Directors are elected by a majority of the shares of Common Stock of the Company present in person or by proxy at the meeting and entitled to vote.
     If you have already returned your proxy card, you do not need to submit the revised proxy card enclosed with this Supplement unless you wish to change your vote. The only difference between the enclosed proxy card and the proxy card you previously received is the substitution of Mr. Willner for Mr. Hammond as a nominee for the Company Board. If you already returned, or hereafter return, the previously distributed form of proxy card before the 2007 Annual Meeting, your proxy card will remain valid and will be voted at the 2007 Annual Meeting unless revoked, except that the proxies will use their discretionary authority to vote any shares you voted for Mr. Hammond for Mr. Willner instead. If you complete and return the enclosed proxy card (naming Mr. Willner instead of Mr. Hammond as a nominee) before the 2007 Annual Meeting, your proxy card will be voted for the directors nominated by the Company Board as instructed on the form.
     If you have not yet returned your proxy card, please vote as soon as possible. You may use the proxy card enclosed with this Supplement, which reflects the revised nominees of the Board of Directors. Shareholders may revoke any previously delivered voting proxy at any time before it is voted at the 2007 Annual Meeting:
•	By delivering to our President and Chief Executive Officer, Robert E. Ritchey, at Intervoice, Inc., 17811 Waterview Parkway, Dallas, Texas 75252 a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;
•	By attending the meeting and voting in person (the shareholder’s attendance at the meeting will not, by itself, revoke the proxy — the shareholder must vote in person at the meeting to revoke a prior proxy);
•	By submitting a later-dated proxy card;
•	If the shareholder voted by telephone or the Internet, by voting at a later time by telephone or the Internet; or
•	If the shareholder has instructed a broker, bank or other nominee to vote the shareholder’s shares, by following the directions received from the broker, bank or other nominee to change those instructions.
Other Matters
     This Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement other than Proposed No. 1, the election of directors. Proposed No. 2, the other agenda item presented in the Proxy Statement (which relates to the approval of the Company’s 2007 Stock Incentive Plan), is not affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. The Company knows of no matters to be submitted to the 2007 Annual Meeting other than those presented in the Proxy Statement, as amended and supplemented by this Supplement. If any other matters properly come before the 2007 Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent in accordance with their best judgment on each of such matters.

     If you have any questions or need assistance in voting your shares, or wish to obtain additional copies of this Supplement, please call the firm assisting the Board of Directors in the solicitation of proxies:
GEORGESON INC.
17 State Street, 10th Floor
New York, NY 10004
Call Toll Free: (888) 605-7534
Fax: (212) 440-9009

BY ORDER OF THE BOARD OF
DIRECTORS OF INTERVOICE, INC.

Robert E. Ritchey
President
and Chief Executive Officer
Dallas, Texas
July 2, 2007
     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE 2007 ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IN THE EVENT YOU ATTEND THE 2007 ANNUAL MEETING AND VOTE IN PERSON, THE PROXY CARD WILL NOT BE USED.

Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:30 p.m., Central Daylight Time, on July 22, 2007. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in • Follow the instructions provided by the recorded message. X this example. Please do not write outside the designated areas. THIS PROXY CARD HAS BEEN REVISED TO REFLECT THE NEW SLATE OF NOMINEES FOR DIRECTOR t IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. t A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Election of Directors: For Withhold For Withhold For Withhold 01 — David W. Brandenburg 02 - Michael J. Willner 03 — Timothy W. Harris 04 — Gerald F. Montry 05 — George C. Platt 06 — Donald B. Reed 07 — Robert E. Ritchey For Against Abstain 2. Proposal to Approve the Company’s 2007 Stock 3. In their discretion, the undersigned hereby authorizes the Incentive Plan. proxies to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment thereof. B Non-Voting Item Change of Address — Please printe new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: This proxy should be signed as name appears hereon. Joint owners should both sign. If signed as attorney, executor, guardian, or in some other representative capacity, or as an offi cer of a corporation, please indicate full title or capacity. Please complete, date and return it in the enclosed envelope, which requires no postage if mailed in the United States. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

t IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. t Proxy — Intervoice Inc. 2007 Annual Meeting of Shareholders This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Robert E. Ritchey, and Craig E. Holmes, and either of them, proxies, attorneys and agents with full power of substitution in each, and hereby authorizes them to represent the undersigned and to vote, as designated below, all shares of common stock, no par value per share (“Common Stock”), of INTERVOICE, INC. (the “Company”), standing in the name of the undersigned at the close of business on May 30, 2007, on all matters coming before the annual meeting of shareholders to be held on July 23, 2007, in Dallas, Texas, and at any adjournment, postponement, rescheduling or continuation thereof (the “Annual Meeting”) and at any meeting called in lieu thereof and especially to vote on the items of business specifi ed herein, as more fully described in the notice of the Annual Meeting dated June 26, 2007, and the proxy statement accompanying the same, the receipt of which is hereby acknowledged. This proxy when duly executed will be voted in the manner directed herein by the undersigned shareholder and in the discretion of the proxies named herein with respect to any other matters as may properly come before the Annual Meeting. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR NAMED HEREIN. The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifi es and confi rms all action that said proxies, attorneys and agents, their substitutes, or any of them, might lawfully take in accordance with the terms hereof. Please mark, sign and date this Proxy Card on the reverse side and return it promptly using the enclosed reply envelope or submit your proxy by Internet or telephone.